UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date Of Report (Date of Earliest Event Reported) April 19, 2010

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-32261	76-0362774
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 200

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On April 19, 2010, ATP Oil & Gas Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities Inc., as representative of the initial purchasers named in Schedule A of the Purchase Agreement (collectively, the “Initial Purchasers”), pursuant to which the Company agreed to sell $1.5 billion in aggregate principal amount of senior second lien notes due 2015 (“Notes”). The Notes were offered and will be sold in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Notes will have an interest rate of 11.875% per annum and will be issued at a price of 99.531% of their face value.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Notes are being offered by the Initial Purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions. In connection with the closing of the Purchase Agreement, the Company and the Initial Purchasers will enter into a registration rights agreement, pursuant to which the Company will agree to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act.

Certain Initial Purchasers, and their affiliates or predecessors, have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial, and commercial services for the Company and its affiliates and subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses

The description set forth above in this Item 1.01 is qualified in its entirety by the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

Item 8.01.	Other Events.

On April 19, 2010, the Company issued a press release pursuant to Rule 135c of the Securities Act announcing pricing of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Purchase Agreement dated April 19, 2010 between the Company and J.P. Morgan Securities Inc., as representative of the several Initial Purchasers named therein.

99.1	Press Release dated April 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATP OIL & GAS CORPORATION

Date: April 23, 2010	By:	/S/ ALBERT L. REESE JR.
Albert L. Reese Jr.
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Purchase Agreement dated April 19, 2010 between the Company and J.P. Morgan Securities Inc., as representative of the several Initial Purchasers named therein.

99.1	Press Release dated April 19, 2010.

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